Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (“Amendment”) is entered into as of May 10, 2019 by and among FIVE POINT OPERATING COMPANY, LP, a Delaware limited partnership (“Borrower”), ZIONS BANCORPORATION, N.A. (fka ZB, N.A.), dba CALIFORNIA BANK & TRUST, as the administrative agent (“Administrative Agent”) for itself as a lender and lenders COMERICA BANK, a Texas banking association (“Comerica”), JPMORGAN CHASE BANK, N.A., a national banking association (“JPMorgan”), CITIBANK, N.A. (“Citibank” and collectively with CBT as a lender, Comerica, and JPMorgan, the “Lenders” and each individually a “Lender”), with respect to that certain Credit Agreement dated as of April 18, 2017 (the “Original Credit Agreement”) by and among Borrower and Lenders, as amended by that certain First Amendment to Credit Agreement (the “First Amendment”) dated as of November 8, 2017 (collectively, the “Credit Agreement”) with the maximum commitment amount being $125,000,000.00 (the “Loan”). Except to the extent expressly defined herein, each capitalized term shall mean as defined in the Credit Agreement.

RECITALS

A.    As set forth in the First Amendment, subsequent to the Closing Date, Borrower converted from a Delaware limited liability company to a Delaware limited partnership on October 1, 2017.

B.    In connection with the Loan, Borrower also executed (i) that certain Note dated as of April 18, 2017 in favor of CBT as a Lender in the original face amount of $50,000,000.00 (the “CBT Note”), (ii) that certain Note dated as of November 8, 2017 in favor of Comerica in the original face amount of $25,000,000.00 (the “Comerica Note”), (iii) that certain Note dated as of November 8, 2017 in favor of JPMorgan in the original face amount of $25,000,000.00 (the “JPMorgan Note”), and (iv) that certain Note dated as of November 8, 2017 in favor of Citibank in the original face amount of $25,000,000.00 (the “Citibank Note” and together with the CBT Note, the Comerica Note and the JPMorgan Note, collectively, the “Notes”). The Loan is also guaranteed by Domestic Subsidiaries of the Borrower pursuant to that certain Guaranty dated as of April 18, 2017 in favor of Administrative Agent for the benefit of Lenders, as modified by that certain Joinder to Guaranty dated November 30, 2017 (collectively, and as may be amended, restated, or otherwise modified from time to time, the “Guaranty”).    The Credit Agreement, the Notes, the Guaranty and all other agreements, documents, and instruments evidencing, supporting and otherwise relating to the Loan, as each may be amended, modified, extended or restated from time to time, are sometimes referred to individually and collectively as the “Loan Documents”. Hereinafter, the Loan Documents shall mean such documents as modified by this Amendment.

B.    Borrower has requested, and Administrative Agent and Lenders have agreed, to modify the Loan and the Loan Documents, among other things, to allow for the possible increase in Commitments and to extend the current Maturity Date of April 18, 2020 to April 18, 2022, subject to the terms and the conditions set forth below.

AGREEMENT

WHEREFORE, based on the foregoing, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Accuracy of Recitals. The parties hereto acknowledge the accuracy of the recitals set forth above.

2.    Amendments to Defined Terms. Section 1 of the Credit Agreement (Defined Terms) is hereby amended as follows:

a.    The following existing defined terms are hereby amended and restated in their entirety as follows:

i)     “Aggregate Commitments” means the Commitments of all the Lenders, which Commitments aggregate $125,000,000.00 as of November 8, 2017, as they may be increased pursuant to Section 2.15 or reduced pursuant to Section 2.06 or otherwise modified pursuant to the terms of this Agreement.

ii)    “Maturity Date” means the latest of (a) April 18, 2022, (b) if the Maturity Date is extended pursuant to Section 2.14, April 18, 2023 or (c) if a Term Out Commencement Date occurs pursuant to Section 2.04, the Converted Term Loan Maturity Date; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

b.    The following new defined terms are hereby inserted into Section 1 of the Credit Agreement, with such insertion to be in accordance with the alphabetical order of the defined terms in Section 1:

i)     “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

ii)    “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230, and any successor statutes and regulations thereof, all as may be revised, renewed or otherwise modified from time to time.

3.    Amended Loan Terms. The following terms and provisions set forth in the Credit Agreement are hereby amended as follows:

a.    Section 2.14—Extension of Maturity Date. Section 2.14 of the Credit Agreement is hereby amended by amending and restating the first sentence in clause (a) as follows:

“So long as no Event of Default has occurred and is continuing and no Term Out Commencement Date has occurred, Borrower shall have the right to request that the Administrative Agent and the Lenders agree to extend the Maturity Date by one year (i.e., to April 18, 2023, the “Loan Extension”).”

b.    New Section 2.15—Increase in Commitments. The following is hereby inserted into the Credit Agreement as Section 2.15:

“2.15 Increase in Commitments.

(a)    Request for Increase. Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time, request an increase in the Aggregate Commitments by an amount (for all such requests) not exceeding $50,000,000; provided that any such request for an increase shall be in a minimum amount of $5,000,000. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten

Business Days from the date of delivery of such notice to the Lenders). The Borrower hereby acknowledges and agrees that the Administrative Agent and Lenders have not made any commitment to increase its respective Commitments and that neither the Administrative Agent nor any Lender is under any obligation to increase its respective Commitment or to consider any request for any such increase to its Commitment.

(b)    Lender Elections to Increase. Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment.

(c)    Notification by Administrative Agent; Additional Lenders. The Administrative Agent shall notify the Borrower and each Lender of the Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase and subject to the approval of the Administrative Agent and the L/C Issuer (which approval and consent shall not be unreasonably withheld or delayed), the Borrower may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower.

(d)    Effective Date and Allocations. If the Aggregate Commitments are increased in accordance with this Section, the Administrative Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify the Borrower and the Lenders of the final allocation of such increase and the Increase Effective Date.

(e)    Conditions to Effectiveness of Increase. As a condition precedent to such increase, (i) the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date signed by a Responsible Officer of such Loan Party (x) certifying and attaching the resolutions adopted by such Loan Party (or its applicable governing body or entity) approving or consenting to such increase, and (y) in the case of the Borrower, certifying that, immediately before and immediately after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (B) no Default exists and (C) the Borrower is in pro forma compliance as of the most recently ended fiscal quarter with all financial covenants set forth in Section 7.01 after giving effect to any Loans made on the date of such increase. The Borrower shall prepay any Committed Loans outstanding on the Increase Effective Date (and pay any additional amounts to the extent required pursuant to Section 3.05) to the extent necessary to keep the outstanding Committed Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under this Section.

(f)    Conflicting Provisions. This Section shall supersede any provisions in Section 2.13 or 10.01 to the contrary. In connection with any such increase, the Administrative Agent and the Borrower may, without the consent of any Lenders, effect such amendments to any Loan Documents as may be necessary or appropriate to effect the provisions of this Section 2.15.”

c.    References to Section 2.15. The following additional amendments to the Credit Agreement are also hereby made:

i)    Section 1—Definition of Applicable Percentage. The definition of “Applicable Percentage” in Section 1 of the Credit Agreement is hereby amended by inserting the phrase “or joinder agreement contemplated by Section 2.15” into the last sentence of the definition after the words “Assignment and Assumption” and before the words “pursuant to which such Lender”.

ii)    Section 1—Definition of Commitment. The definition of “Commitment” in Section 1 of the Credit Agreement is hereby amended by inserting the phrase “or joinder agreement contemplated by Section 2.15” after the words “Assignment and Assumption” and before the words “pursuant to which such Lender”.

iii)    Section 10.07 – Confidentiality. Section 10.07 of the Credit Agreement is hereby amended by inserting the phrase “or any Eligible Assignee invited to be a Lender pursuant to Section 2.15(c)” into clause (f)(i) after the words “under this Agreement” and before the words “or (ii) any actual prospective party”.

4.    Section 10.19 (USA Patriot Act) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests, including providing a Beneficial Ownership Certification if it is ever determined that Borrower is a “legal entity customer” under the Beneficial Ownership Regulations, whether as a result of no longer constituting a public company or otherwise, in order to comply with Administrative Agent’s and each Lender’s ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, and any other related applicable Laws to which Administrative Agent and any Lender is, or at any time becomes, subject to, including the Act.”

a.    CBT Name. All references to “ZB, N.A., dba California Bank & Trust” in the Loan Documents shall be deemed to refer to “Zions Bancorporation, N.A., dba California Bank & Trust.”

5.    Conditions Precedent. This Amendment shall become effective and binding on Administrative Agent, Borrower and Lenders only upon satisfaction of the following conditions precedent:

a.    Execution and Delivery of Amendment and Related Documents. Administrative Agent shall have received the following documents executed by all required Persons (and shall have also executed and delivered its signature with respect to any of the following documents to which it is a party): (i) this Amendment, (ii) each Guarantor shall have executed the attached Consent of Guarantors, and (iii) Borrower shall have delivered a fully executed Secretary’s Certificate containing such statements, certificates, consents and resolutions authorizing Borrower’s execution and delivery of this Amendment and the related documents, including the Notes, and the performance of its obligations under the Loan Documents as modified by this Amendment, all in form and content reasonably acceptable to Administrative Agent.

b.    Payment of Extension Fee. Borrower shall have paid to Administrative Agent for the benefit of the Lenders on a pro rata basis in accordance with their respective Commitments an extension fee equal to .50% of the Aggregate Commitments, which extension fee shall be deemed earned in full upon receipt and non-refundable under any circumstance, including any prepayment of the Loan in full at any time after the effective date of this Amendment.

c.    Payment of Fees.    Borrower shall have paid to Administrative Agent such fees as are required to be paid pursuant to the Fee Letter.

d.    Representations True and Correct. The representations and warranties set forth in the Loan Documents, including Section 5 of the Credit Agreement and those set forth herein, are true, correct and complete in all material respects, except as to any representations and warranties that are already qualified by “in all material respects”, in which case such representations and warranties will be true, correct and complete.

e.    No Event of Default. No Event of Default (or any event that with the giving of notice and/or the passage of time could become an Event of Default) shall have occurred and be continuing.

f.    Payment of Fees, Costs and Expenses. Borrower shall have paid to Administrative Agent all fees, costs and charges in connection with this Amendment and the consummation thereof, including Administrative Agent’s reasonable legal fees and costs. Administrative Agent may (but without any obligation to do so), permit any of the foregoing amounts to be paid after the Effective Date, in which case such amounts shall be required to be paid to Administrative Agent within ten (10) days of written demand therefor by Lender to Borrower.

Notwithstanding anything to the contrary set forth elsewhere herein, the foregoing conditions precedent to this Amendment shall only be deemed satisfied (or otherwise deferred in accordance with their terms) and this Amendment shall only be deemed effective as of the date first set forth above, all without further notice to or action by any party hereto, upon the full execution and delivery of the documents required by clause (a) above and the delivery by Administrative Agent to Borrower and Lenders of a fully executed copy of this Amendment.

6.    Ratification of Loan Documents and Collateral. The Loan Documents are hereby ratified and affirmed by Borrower and will remain in full force and effect as modified herein, and as those Loan Documents may have been amended, restated or otherwise modified. Each reference in any Loan Document to the Credit Agreement and any other Loan Document will be a reference to the Credit Agreement and such other Loan Document as modified by this Amendment or as otherwise restated, amended or modified.

7.    Borrower Representations and Warranties. Borrower represents and warrants to Administrative Agent and Lenders as follows:

a.    No Defaults. Borrower is in compliance with the financial covenants set forth in Sections 7.01 and 7.02 of the Credit Agreement and no Event of Default has occurred and is continuing under the Loan Documents, and, to Borrower’s knowledge, no event that with the giving of notice and/or the passage of time could become an Event of Default).

b.    Continuing Accuracy of Representations. Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof in all material respects, except for those that may no longer be true as a result of the passage of time or a change in circumstance and are not the result of an Event of Default.

c.    No Counterclaims, Defenses. Borrower is not aware of any claims, counterclaims, defenses, or set-offs available to either Borrower or Guarantors with respect to the Loan Documents.

d.    Binding Obligations. The Loan Documents are the legal, valid, and binding obligation of Borrower and, as applicable, Guarantors, enforceable against Borrower and Guarantors respectively in accordance with their terms, subject only to bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors’ rights generally and by equitable principles of general application.

e.    Valid Formation; Authorization. Borrower continues to be validly existing under the laws of the state of its formation and continues to be in good standing in the State of California. The execution and delivery of this Amendment and the performance of the Loan Documents, as modified herein have been duly authorized by all requisite action by or on behalf of Borrower (and each Guarantor to the extent applicable) and all other requisite persons, no further consent, authorization or the taking of any other action is required in order for Borrower and Guarantor (as applicable) to execute, deliver and perform this Amendment and the other Loan Documents as modified herein and the execution, delivery and performance of this Amendment and the other Loan Documents as modified herein shall not conflict with any laws, orders, judgments, decrees, agreements, indentures or other obligations and duties of Borrower or Guarantor or with respect to which any of their respective assets are subject.

8.    Cooperation. Borrower covenants and agrees with Administrative Agent and Lenders that Borrower and each Guarantor shall execute, deliver, and provide to Administrative Agent and Lenders such additional agreements, documents, and instruments as reasonably required by Administrative Agent and Lenders to effectuate the intent of this Amendment, in each case, to the extent required by the terms of the Loan Documents.

9.    Entire Agreement, Change, Discharge, Termination, or Waiver. The Loan Documents, as modified herein, and as otherwise amended, restated or modified, contain the entire understanding and agreement of Borrower, Administrative Agent and Lenders and each Guarantor in respect of the subject matter thereto and supersede all prior representations, warranties, agreements, arrangements, and understandings. No provision of such Loan Documents may be further changed, discharged, supplemented, terminated, or waived except in a writing signed by the applicable parties thereto and Administrative Agent, and Lenders as applicable. To the extent there are any inconsistencies between the Loan Documents and this Amendment, this Amendment shall control.

10.    Binding Effect. The Loan Documents as modified herein are binding upon, and inure to the benefit of Borrower, each Guarantor, Administrative Agent and Lenders and their respective successors and assigns to the extent any such assignment is permitted under the Credit Agreement. This Amendment, and the interpretation and enforcement thereof shall be in accordance with the general terms and conditions set forth in the Original Credit Agreement (as modified herein), including the notice provisions, consent to jurisdiction provisions, governing law provisions, waiver of jury and judicial reference provisions, and the integration, counterpart and severability provisions, with Administrative Agent, Lenders and Borrower being entitled to the benefits thereof and being bound thereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have entered into this Amendment as of the date first above written.

BORROWER:
FIVE POINT OPERATING COMPANY, LP, a Delaware limited partnership

By:	Five Point Opco GP, LLC, a Delaware limited liability company, its managing general partner

	By:	Five Point Holdings, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Erik Higgins
	Name:	Erik Higgins
	Title:	Vice President

	By:	/s/ Michael White
	Name:	Michael White
	Title:	Vice President

Signature Page

Second Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

Zions Bancorporation, N.A. (fka ZB, N.A.) dba CALIFORNIA BANK & TRUST, as Administrative Agent

By:	/s/ Aegea Lee
Name:	Aegea Lee
Title:	Senior Vice President

LENDERS:

Zions Bancorporation, N.A. (fka ZB, N.A.) dba CALIFORNIA BANK & TRUST, as a Lender and L/C Issuer
By:	/s/ Aegea Lee
Name:	Aegea Lee
Title:	Senior Vice President

Signature Page

Second Amendment to Credit Agreement

CITIBANK, N.A.

By:	/s/ Robert J. Kane
Name:	Robert J. Kane
Title:	Managing Director

Signature Page

Second Amendment to Credit Agreement

COMERICA BANK

By:	/s/ Jonathan R. Ward
Name:	Jonathan R. Ward
Title:	VP – Western Market

Signature Page

Second Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., a national banking association

By:	/s/ Chiara Carter
Name:	Chiara Carter
Title:	Executive Director

[End of Signature Pages]

Signature Page

Second Amendment to Credit Agreement

CONSENT AND AGREEMENT OF GUARANTOR

The undersigned Guarantors hereby consent to the foregoing Second Amendment to Credit Agreement (“Amendment”). Except to the extent expressly defined herein, each capitalized term shall mean as defined in the Amendment. The undersigned further acknowledge, represent and warrant to Administrative Agent and Lenders that (a) the undersigned have received a copy of the Amendment, have read the Amendment, understand the Amendment, have discussed the Amendment with Borrower, have sought independent advice from counsel with respect to the Amendment or, although having the time and opportunity to do so, have elected not to seek such independent advice, and thereafter has fully, finally and unconditionally consented to the Amendment, (b) the Guaranty as may be modified by the Amendment (and as otherwise may have been restated, amended or otherwise modified) continues to be the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, subject only to bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors’ rights generally and by equitable principles of general application, (c) notwithstanding anything to the contrary set forth in any other agreement, instrument or other document, each Guarantor acknowledges and agrees that it is not a primary obligor along with Borrower under the Loan and that the obligations of each Guarantor under the Loan Documents to which it is a party constitute separate, independent and valid obligations of such Guarantor and (d) each Guarantor is not aware of any claims, counterclaims, defenses, or off-sets with respect to the enforcement against any Guarantor of the Loan Documents to which it is a party exist.

Each Guarantor further acknowledges and agrees that, notwithstanding anything to the contrary set forth in any Guaranty, no Guarantor shall be deemed to be a guarantor of any applicable swap obligations if such Guarantor is not an “Eligible Contract Participant” as defined in § 1(a)(18) of the Commodity Exchange Act and the applicable rules issued by the Commodity Futures Trading Commission and/or the Securities and Exchange Commission (collectively, and as now or hereafter in effect, “the ECP Rules”) to the extent that the providing of such guaranty by such Guarantor would violate the ECP Rules or any other applicable law or regulation. This paragraph shall not affect any obligations of any Guarantor other than with respect to any such swap obligations, nor shall it affect the obligations of any Guarantor who qualifies as an Eligible Contract Participant.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have entered into this Consent and Agreement of Guarantor as of the date of the Amendment.

GUARANTORS:

THE SHIPYARD COMMUNITIES, LLC

By:	Five Point Operating Company, LP, its manager

By:	Five Point Opco GP, LLC,
its managing general partner

By:	Five Point Holdings, LLC,
its sole member

By:	/s/ Erik Higgins
Name:	Erik Higgins
Title:	Vice President

By:	/s/ Michael White
Name:	Michael White
Title:	Vice President

Signature Page to Consent and Agreement of Guarantor

FIVE POINT LAND, LLC

By:	Five Point Operating Company, LP, its manager

By:	Five Point Opco GP, LLC,
its managing general partner

By:	Five Point Holdings, LLC,
its sole member

By:	/s/ Erik Higgins
Name:	Erik Higgins
Title:	Vice President

By:	/s/ Michael White
Name:	Michael White
Title:	Vice President

Signature Page to Consent and Agreement of Guarantor

FIVE POINT COMMUNITIES MANAGEMENT, INC.

By:	/s/ Erik Higgins
Name:	Erik Higgins
Title:	Vice President

By:	/s/ Michael White
Name:	Michael White
Title:	Treasurer

Signature Page to Consent and Agreement of Guarantor

FIVE POINT COMMUNITIES, LP

By:	Five Point Communities Management, Inc., its general partner

By:	/s/ Erik Higgins
Name:	Erik Higgins
Title:	Vice President

By:	/s/ Michael White
Name:	Michael White
Title:	Treasurer

Signature Page to Consent and Agreement of Guarantor

FIVE POINT HERITAGE FIELDS, LLC

By:	Five Point Operating Company, LP, its sole member

By:	Five Point Opco GP, LLC,
its managing general partner

By:	Five Point Holdings, LLC,
its sole member

By:	/s/ Erik Higgins
Name:	Erik Higgins
Title:	Vice President

By:	/s/ Michael White
Name:	Michael White
Title:	Vice President

Signature Page to Consent and Agreement of Guarantor

FIVE POINT CAPITAL CORP.

By:	/s/ Erik Higgins
Name:	Erik Higgins
Title:	Vice President

By:	/s/ Michael White
Name:	Michael White
Title:	Vice President

Signature Page to Consent and Agreement of Guarantor